For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2025 EARNINGS

ABILENE, Texas, January 22, 2026 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings of $73.31 million for the fourth quarter of 2025 compared to earnings of $52.27 million for the third quarter of 2025 and $62.32 million for the same quarter a year ago. Diluted earnings per share were $0.51 for the fourth quarter of 2025 compared with $0.36 for the third quarter of 2025 and $0.43 for the fourth quarter of 2024.

For the year ended December 31, 2025, the Company reported net income of $253.58 million, or $1.77 per diluted share, compared to $223.51 million, or $1.56 per diluted share, for the year ended December 31, 2024, reflecting an increase of $30.07 million, or 13.45 percent.

“We are pleased to report a strong finish to 2025, highlighted by record quarterly net income. We are especially happy with the strong deposit growth during the quarter, which will set us up well to grow both loans and securities in 2026,” said F. Scott Dueser, Chairman and CEO of First Financial Bankshares, Inc. “We are encouraged by our organic balance sheet growth of almost $1.50 billion in the past year, increasing earning assets while continuing to grow net interest income. As we enter 2026, we will continue to remain focused on sound lending growth, managing the changing interest rate environment and the regulatory landscape. We appreciate the continued support of our customers, shareholders and associates and assure you that we will continue to put You First!”

Net interest income for the fourth quarter of 2025 was $131.37 million compared to $127.00 million for the third quarter of 2025 and $116.12 million for the fourth quarter of 2024. The net interest margin, on a tax- equivalent basis, was 3.81 percent for the fourth quarter of 2025 compared to 3.80 percent for the third quarter of 2025 and 3.67 percent in the fourth quarter of 2024. Average interest-earning assets were $14.08 billion for the fourth quarter of 2025 compared to $12.86 billion for the same quarter a year ago.

The Company recorded a credit provision reversal of $2.49 million for the fourth quarter of 2025 compared to a provision for credit losses of $24.44 million for the third quarter of 2025 and $1.00 million in the fourth quarter 2024. The Company recorded a provision for credit losses of $28.61 million for the year ended December 31, 2025, compared to $13.82 million recorded in 2024.

The allowance for credit losses totaled $105.54 million or 1.29 percent of total loans held-for-investment (“loans hereafter”) at December 31, 2025, compared to $98.33 million, at December 31, 2024, or 1.24 percent of loans. Additionally, the reserve for unfunded commitments totaled $6.39 million at December 31, 2025 compared to $8.68 million at December 31, 2024.

For the fourth quarter of 2025, net charge-offs totaled $391 thousand compared to net charge-offs of $22.34 million for the third quarter of 2025 and $1.94 million for the fourth quarter of 2024. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.69 percent on December 31, 2025, compared to 0.71 percent at September 30, 2025 and 0.80 percent at December 31, 2024. Classified loans totaled $255.61 million at December 31, 2025, compared to $252.96 million at September 30, 2025 and $233.85 million at December 31, 2024.

Noninterest income for the fourth quarter of 2025 was $33.35 million compared to $30.98 million for the fourth quarter of 2024. Notable changes for the fourth quarter of 2025 when compared to the same quarter a year ago are as follows:

•
Mortgage income increased to $4.22 million for the fourth quarter of 2025 compared to $3.01 million in the fourth quarter of 2024 due to increased loan origination volumes and pricing margins.
•
Trust fee income increased to $13.51 million for the fourth quarter of 2025 compared to $12.66 million in the same quarter last year which represents an increase of $850 thousand or 6.71 percent. Trust revenue has increased primarily due to growth in market value of assets under management to $11.94 billion at December 31, 2025 compared to $10.83 billion at December 31, 2024.

Noninterest expense for the fourth quarter of 2025 totaled $77.65 million compared to $70.10 million for the fourth quarter of 2024. Notable changes for the fourth quarter of 2025 when compared to the same quarter a year ago are as follows:

•
Salary, commissions, and employee benefit costs rose to $47.23 million for the fourth quarter of 2025, compared to $41.64 million in the fourth quarter of 2024. The increase from the fourth quarter of 2024 is largely due to merit-based pay increases and market adjustments for front line staff over the prior year, an increase of $1.17 million in profit sharing expense and an increase of $384 thousand in officer bonus and incentive accruals related to the Company’s growth in net income over the prior year and increased mortgage activity.
•
Noninterest expense, excluding salary related costs, increased $1.97 million for the fourth quarter of 2025 compared to the same period in 2024 largely due to increases in software amortization and expense and operational and other losses.

The Company’s efficiency ratio was 46.10 percent for the fourth quarter of 2025 and 46.81 percent for the fourth quarter of 2024. The decrease from the same period in the prior year is primarily due to the increase in net interest income in 2025.

As of December 31, 2025, consolidated total assets were $15.45 billion compared to $13.98 billion at December 31, 2024. Loans totaled $8.16 billion at December 31, 2025, compared with loans of $7.91 billion at December 31, 2024. Loans grew $245.18 million, or 3.10 percent, from December 31, 2024 balances. Deposits and Repurchase Agreements totaled $13.41 billion at December 31, 2025, compared to $12.90 billion at September 30, 2025 and $12.16 billion at December 31, 2024. During the fourth quarter of 2025, Deposits and Repurchase Agreements grew $511.59 million, or 15.74 percent annualized, when compared to September 30, 2025 balances and $1.25 billion from December 31, 2024, or 10.26 percent.

Shareholders’ equity was $1.92 billion as of December 31, 2025, compared to $1.61 billion at December 31, 2024, resulting from growth in retained earnings and improvement in Other Comprehensive Income (“OCI”) due to the decrease in unrealized losses in the bond portfolio related to lower longer-term interest rates. The unrealized loss on the securities portfolio, net of applicable tax, totaled $269.94 million at December 31, 2025, compared to $424.29 million at December 31, 2024.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that through its wholly-owned subsidiary, First Financial Bank, operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Lumberton, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust and Asset Management Company, with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2025				2024
ASSETS	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Cash and due from banks	$249,466	$237,466	$264,000	$232,943	$259,996
Interest-bearing demand deposits in banks	826,947	401,580	435,612	682,362	503,417
Federal funds sold	1,575	11,750	8,750	11,750	-
Investment securities	5,514,113	5,260,813	4,886,548	4,760,431	4,617,759
Loans, held-for-investment	8,158,276	8,243,625	8,074,944	7,945,611	7,913,098
Allowance for credit losses	(105,536)	(105,958)	(102,792)	(101,080)	(98,325)
Net loans, held-for-investment	8,052,740	8,137,667	7,972,152	7,844,531	7,814,773
Loans, held-for-sale	29,992	26,015	33,233	14,348	8,235
Premises and equipment, net	149,985	149,651	148,999	150,589	151,904
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	171	257	343	428	523
Other assets	308,006	302,848	313,723	301,251	309,330
Total assets	$15,446,476	$14,841,528	$14,376,841	$14,312,114	$13,979,418

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,401,057	$3,446,262	$3,439,059	$3,356,553	$3,348,041
Interest-bearing deposits	9,944,472	9,399,986	9,009,357	9,110,218	8,751,133
Total deposits	13,345,529	12,846,248	12,448,416	12,466,771	12,099,174
Repurchase agreements	62,956	50,646	48,026	56,606	61,416
Borrowings	21,680	21,956	22,153	26,978	135,603
Trade date payable	-	-	24,965	-	-
Other liabilities	98,994	92,410	95,929	81,498	76,665
Shareholders' equity	1,917,317	1,830,268	1,737,352	1,680,261	1,606,560
Total liabilities and shareholders' equity	$15,446,476	$14,841,528	$14,376,841	$14,312,114	$13,979,418

	Quarter Ended
	2025				2024
INCOME STATEMENTS	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Interest income	$182,869	$179,692	$172,810	$167,110	$165,792
Interest expense	51,501	52,691	49,080	48,321	49,675
Net interest income	131,368	127,001	123,730	118,789	116,117
Provision for credit losses	(2,486)	24,435	3,132	3,528	1,003
Net interest income after provision for credit losses	133,854	102,566	120,598	115,261	115,114
Noninterest income	33,349	34,264	32,873	30,230	30,977
Noninterest expense	77,650	73,666	71,735	70,335	70,099
Net income before income taxes	89,553	63,164	81,736	75,156	75,992
Income tax expense	16,239	10,897	15,078	13,810	13,671
Net income	$73,314	$52,267	$66,658	$61,346	$62,321

PER COMMON SHARE DATA
Net income - basic	$0.51	$0.37	$0.47	$0.43	$0.44
Net income - diluted	0.51	0.36	0.47	0.43	0.43
Cash dividends declared	0.19	0.19	0.19	0.18	0.18
Book value	13.39	12.78	12.14	11.75	11.24
Tangible book value	11.20	10.59	9.95	9.55	9.04
Market value	29.87	33.65	35.98	35.92	36.05
Shares outstanding - end of period	143,213,102	143,188,051	143,077,619	143,019,433	142,944,704
Average outstanding shares - basic	143,180,215	143,105,224	143,023,544	142,949,514	142,898,110
Average outstanding shares - diluted	143,542,801	143,474,169	143,378,505	143,355,148	143,352,067

PERFORMANCE RATIOS
Return on average assets	1.94%	1.44%	1.89%	1.78%	1.81%
Return on average equity	15.62	11.85	15.82	15.12	15.17
Return on average tangible equity	18.78	14.44	19.43	18.68	18.78
Net interest margin (tax equivalent)	3.81	3.80	3.81	3.74	3.67
Efficiency ratio	46.10	44.74	44.97	46.36	46.81

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Year Ended
	Dec. 31,
INCOME STATEMENTS	2025	2024
Interest income	$702,480	$628,918
Interest expense	201,593	202,177
Net interest income	500,887	426,741
Provision for credit losses	28,609	13,821
Net interest income after provisions for credit losses	472,278	412,920
Noninterest income	130,716	123,989
Noninterest expense	293,391	265,063
Net income before income taxes	309,603	271,846
Income tax expense	56,024	48,335
Net income	$253,579	$223,511

PER COMMON SHARE DATA
Net income - basic	$1.77	$1.56
Net income - diluted	1.77	1.56
Cash dividends declared	0.75	0.72
Book value	13.39	11.24
Tangible book value	11.20	9.04
Market value	$29.87	$36.05
Shares outstanding - end of period	143,213,102	142,944,704
Average outstanding shares - basic	143,065,368	142,822,880
Average outstanding shares - diluted	143,447,988	143,232,520

PERFORMANCE RATIOS
Return on average assets	1.76%	1.68%
Return on average equity	14.59	14.51
Return on average tangible equity	17.80	18.24
Net interest margin (tax equivalent)	3.79	3.50
Efficiency ratio	45.53	47.23

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2025				2024
ALLOWANCE FOR LOAN LOSSES	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Balance at beginning of period	$105,958	$102,792	$101,080	$98,325	$99,936
Loans charged-off	(3,387)	(22,612)	(1,189)	(946)	(2,184)
Loan recoveries	2,996	272	469	710	243
Net recoveries (charge-offs)	(391)	(22,340)	(720)	(236)	(1,941)
Provision for loan losses	(31)	25,506	2,432	2,991	330
Balance at end of period	$105,536	$105,958	$102,792	$101,080	$98,325

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$8,842	$9,914	$9,214	$8,677	$8,004
Provision for unfunded commitments	(2,455)	(1,072)	700	537	673
Balance at end of period	$6,387	$8,842	$9,914	$9,214	$8,677

Allowance for loan losses /
period-end loans held-for-investment	1.29%	1.29%	1.27%	1.27%	1.24%
Allowance for loan losses /
nonperforming loans	188.41	187.39	162.60	164.16	158.02
Net charge-offs (recoveries) / average total loans
(annualized)	0.02	1.07	0.04	0.01	0.10

	As of
	2025				2024
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Commercial:
C&I	$1,116,461	$1,174,770	$1,202,151	$1,144,429	$1,176,993
Municipal	342,501	347,559	306,140	338,303	369,246
Total Commercial	1,458,962	1,522,329	1,508,291	1,482,732	1,546,239
Agricultural	95,776	88,820	86,133	90,186	95,543
Real Estate:
Construction & Development	1,157,865	1,214,649	1,172,834	1,098,069	1,054,603
Farm	327,625	322,710	302,969	331,464	339,665
Non-Owner Occupied CRE	832,816	802,675	746,341	753,898	805,566
Owner Occupied CRE	1,120,608	1,119,425	1,124,610	1,142,618	1,083,100
Residential	2,285,830	2,308,708	2,286,220	2,217,740	2,196,767
Total Real Estate	5,724,744	5,768,167	5,632,974	5,543,789	5,479,701
Consumer:
Auto	732,351	718,501	698,897	679,189	638,560
Non-Auto	146,443	145,808	148,649	149,715	153,055
Total Consumer	878,794	864,309	847,546	828,904	791,615

Total loans held-for-investment	$8,158,276	$8,243,625	$8,074,944	$7,945,611	$7,913,098

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$66,058	$76,647	$62,774	$46,103	$42,563
Substandard	189,548	176,311	194,291	199,509	191,288
Doubtful	-	-	-	-	-
Total classified loans	$255,606	$252,958	$257,065	$245,612	$233,851

NONPERFORMING ASSETS
Nonaccrual loans	$55,121	$56,394	$63,142	$60,430	$61,938
Accruing loans 90 days past due	892	151	77	1,143	287
Total nonperforming loans	56,013	56,545	63,219	61,573	62,225
Foreclosed assets	479	1,997	489	115	871
Total nonperforming assets	$56,492	$58,542	$63,708	$61,688	$63,096

As a % of loans held-for-investment and foreclosed assets	0.69%	0.71%	0.79%	0.78%	0.80%
As a % of end of period total assets	0.37	0.39	0.44	0.43	0.45

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2025				2024
CAPITAL RATIOS	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Common equity Tier 1 capital ratio	19.99%	19.10%	19.16%	19.12%	18.83%
Tier 1 capital ratio	19.99	19.10	19.16	19.12	18.83
Total capital ratio	21.17	20.29	20.35	20.31	20.00
Tier 1 leverage ratio	12.55	12.34	12.61	12.46	12.49
Tangible common equity ratio	10.60	10.44	10.12	9.76	9.46
Equity/Assets ratio	12.41	12.33	12.08	11.74	11.49

	Quarter Ended
	2025				2024
NONINTEREST INCOME	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
Trust fees	$13,512	$12,950	$12,746	$12,653	$12,662
Service charges on deposits	6,140	6,447	6,126	6,177	6,306
Debit card fees	5,791	5,333	5,218	4,967	5,506
Credit card fees	678	699	707	577	617
Gain on sale and fees on mortgage loans	4,216	4,375	4,126	2,832	3,009
Net gain (loss) on sale of foreclosed assets	(12)	(122)	200	(35)	36
Net gain (loss) on sale of assets	-	-	6	-	214
Loan recoveries	546	1,664	810	574	433
Other noninterest income	2,478	2,918	2,934	2,485	2,194
Total noninterest income	$33,349	$34,264	$32,873	$30,230	$30,977

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$42,409	$40,681	$39,834	$39,157	$37,996
Profit sharing expense	4,819	1,924	2,741	2,985	3,648
Net occupancy expense	3,458	3,545	3,600	3,720	3,753
Equipment expense	2,128	2,395	2,478	2,321	2,305
FDIC insurance premiums	1,695	1,635	1,585	1,575	1,511
Debit card expense	3,265	3,512	3,308	3,373	3,220
Legal, tax and professional fees	3,079	3,332	3,143	3,067	3,751
Audit fees	531	536	463	451	423
Printing, stationery and supplies	528	456	473	482	293
Amortization of intangible assets	86	86	86	95	147
Advertising, meals and public relations	1,923	1,714	1,653	1,677	1,642
Operational and other losses	1,583	1,957	720	540	863
Software amortization and expense	4,456	4,280	4,020	3,732	3,648
Other noninterest expense	7,690	7,613	7,631	7,160	6,899
Total noninterest expense	$77,650	$73,666	$71,735	$70,335	$70,099

TAX EQUIVALENT YIELD ADJUSTMENT	$3,709	$3,406	$2,926	$2,700	$2,673

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Year Ended
	Dec. 31,
NONINTEREST INCOME	2025	2024
Trust fees	$51,861	$47,449
Service charges on deposits	24,889	24,988
Debit card fees	21,310	21,070
Credit card fees	2,661	2,537
Gain on sale and fees on mortgage loans	15,550	13,183
Net gain on sale of foreclosed assets	31	(51)
Net gain (loss) on sale of assets	6	484
Loan recoveries	3,594	3,010
Other noninterest income	10,814	11,319
Total noninterest income	$130,716	$123,989

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$162,082	$143,830
Profit sharing expense	12,469	9,466
Net occupancy expense	14,323	14,579
Equipment expense	9,321	9,065
FDIC insurance premiums	6,490	6,498
Debit card expense	13,456	12,768
Legal, tax and professional fees	12,619	14,157
Audit fees	1,982	1,793
Printing, stationery and supplies	1,939	1,364
Amortization of intangible assets	352	618
Advertising, meals and public relations	6,966	6,028
Operational and other losses	4,800	3,741
Software amortization and expense	16,496	13,523
Other noninterest expense	30,096	27,633
Total noninterest expense	$293,391	$265,063

TAX EQUIVALENT YIELD ADJUSTMENT	$12,741	$10,446

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Dec. 31, 2025			Sept. 30, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$6,565	$62	3.75%	$10,711	$130	4.82%
Interest-bearing demand deposits in nonaffiliated banks	434,445	4,284	3.91	216,739	2,387	4.37
Taxable securities	3,683,108	29,231	3.17	3,560,347	26,539	2.98
Tax-exempt securities	1,712,261	14,144	3.30	1,564,767	12,906	3.30
Loans	8,241,265	138,857	6.68	8,249,113	141,136	6.79
Total interest-earning assets	14,077,644	$186,578	5.26%	13,601,677	$183,098	5.34%
Noninterest-earning assets	893,739			826,660
Total assets	$14,971,383			$14,428,337
Interest-bearing liabilities:
Deposits	$9,476,716	$51,207	2.14%	$9,051,463	$52,010	2.28%
Repurchase Agreements	56,573	219	1.54	50,051	210	1.66
Borrowings	22,113	75	1.35	56,198	471	3.33
Total interest-bearing liabilities	9,555,402	$51,501	2.14%	9,157,712	$52,691	2.28%
Noninterest-bearing deposits	3,454,171			3,419,378
Other noninterest-bearing liabilities	99,623			101,268
Shareholders' equity	1,862,187			1,749,979
Total liabilities and shareholders' equity	$14,971,383			$14,428,337

Net interest income and margin (tax equivalent)		$135,077	3.81%		$130,407	3.80%

	Three Months Ended			Three Months Ended
	June 30, 2025			Mar. 31, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$9,397	$113	4.84%	$7,596	$90	4.81%
Interest-bearing demand deposits in nonaffiliated banks	379,364	4,191	4.43	286,040	3,174	4.50
Taxable securities	3,470,028	25,242	2.91	3,506,035	25,034	2.86
Tax-exempt securities	1,433,498	10,811	3.02	1,407,440	9,912	2.82
Loans	8,045,340	135,378	6.75	7,952,946	131,600	6.71
Total interest-earning assets	13,337,627	$175,735	5.28%	13,160,057	$169,810	5.23%
Noninterest-earning assets	826,635			830,055
Total assets	$14,164,262			$13,990,112
Interest-bearing liabilities:
Deposits	$8,923,737	$48,730	2.19%	$8,882,040	$47,549	2.17%
Repurchase Agreements	54,482	221	1.63	53,920	209	1.57
Borrowings	26,557	128	1.93	74,561	563	3.06
Total interest-bearing liabilities	9,004,776	$49,079	2.19%	9,010,521	$48,321	2.17%
Noninterest-bearing deposits	3,383,851			3,265,838
Other noninterest-bearing liabilities	85,745			68,218
Shareholders' equity	1,689,890			1,645,535
Total liabilities and shareholders' equity	$14,164,262			$13,990,112

Net interest income and margin (tax equivalent)		$126,656	3.81%		$121,489	3.74%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended
	Dec. 31, 2024
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,895	$23	4.90%
Interest-bearing demand deposits in nonaffiliated banks	308,118	3,578	4.62
Taxable securities	3,320,754	21,896	2.64
Tax-exempt securities	1,425,934	9,858	2.77
Loans	7,806,860	133,110	6.78
Total interest-earning assets	12,863,561	$168,465	5.21%
Noninterest-earning assets	824,757
Total assets	$13,688,318
Interest-bearing liabilities:
Deposits	$8,523,405	$49,139	2.29%
Repurchase Agreements	63,350	271	1.70
Borrowings	39,709	265	2.65
Total interest-bearing liabilities	8,626,464	$49,675	2.29%
Noninterest-bearing deposits	3,348,062
Other noninterest-bearing liabilities	79,271
Shareholders' equity	1,634,521
Total liabilities and shareholders' equity	$13,688,318

Net interest income and margin (tax equivalent)		$118,790	3.67%

	Year Ended			Year Ended
	Dec. 31, 2025			Dec. 31, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$8,566	$395	4.61%	$3,464	$197	5.70%
Interest-bearing deposits in nonaffiliated banks	329,388	14,035	4.26	253,393	13,242	5.23
Taxable securities	3,555,356	106,046	2.98	3,289,683	81,626	2.48
Tax exempt securities	1,530,433	47,773	3.12	1,420,846	39,124	2.75
Loans	8,123,368	546,972	6.73	7,516,352	505,176	6.72
Total interest-earning assets	13,547,111	$715,221	5.28%	12,483,738	$639,365	5.12%
Noninterest-earning assets	845,451			840,674
Total assets	$14,392,562			$13,324,412
Interest-bearing liabilities:
Deposits	$9,085,018	$199,496	2.20%	$8,166,855	$194,801	2.39%
Repurchase Agreements	53,752	860	1.60	173,068	5,468	3.16
Borrowings	44,751	1,236	2.76	54,943	1,909	3.47
Total interest-bearing liabilities	9,183,521	$201,592	2.20%	8,394,866	$202,178	2.41%
Noninterest-bearing deposits	3,381,632			3,316,040
Other noninterest-bearing liabilities	88,794			73,559
Shareholders' equity	1,738,615			1,539,947
Total liabilities and shareholders' equity	$14,392,562			$13,324,412

Net interest income and margin (tax equivalent)		$513,629	3.79%		$437,187	3.50%